UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2006

THE BRINK’S COMPANY

(Exact name of registrant as specified in its charter)

Virginia	1-9148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court

P. O. Box 18100

Richmond, VA 23226-8100

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2006, The Brink’s Company (the “Company”) and Brink’s, Incorporated, a wholly owned subsidiary of the Company (“Brink’s”), entered into the First Amendment to Credit Agreement, dated as of December 22, 2006 (the “Amendment”), among the Company, Brink’s and ABN AMRO Bank N.V. (the “Bank”). The Amendment amends and modifies the Credit Agreement, dated as of July 13, 2005 (the “Credit Agreement”), among the Company, Brink’s and BAX Global Inc., a former wholly owned subsidiary of the Company (“BAX”), as borrowers, and the Bank, as lender. In connection with the Company’s sale of BAX on January 31, 2006, the Bank had previously agreed to release BAX as a party to the Credit Agreement and to terminate all of BAX’s rights and obligations under the Credit Agreement.

The Credit Agreement provides for a five-year, revolving, unsecured credit facility in the aggregate original principal amount of $55,000,000 at rates that vary depending upon the currencies in which the loans are made and the credit rating of the Company and permits the issuance of letters of credit. The Company is a guarantor under the Credit Agreement of the obligations of Brink’s and all covered subsidiaries. In addition, Brink’s guarantees the obligations of its covered subsidiaries and of the Company in its capacity as a borrower only.

Generally, the Amendment:

(1) reduces the applicable borrowing rates and fees payable under the revolving credit facility;

(2) reduces the Bank’s commitment under the Credit Agreement to make advances under the revolving credit facility from an aggregate principal amount not to exceed $55,000,000 to an aggregate principal amount not to exceed $40,000,000; and

(3) extends the maturity date of the revolving credit facility from July 13, 2010 to December 22, 2011.

The Company and its affiliates regularly engage ABN AMRO Bank N.V. to provide other banking services. All of these engagements are negotiated at arm’s length.

The descriptions of the Credit Agreement and Amendment are not complete and are qualified in their entirety by reference to the terms of the Credit Agreement and the Amendment, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. You are encouraged to read the Credit Agreement and the Amendment.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Credit Agreement, dated as of July 13, 2005, among The Brink’s Company, BAX Global Inc. and Brink’s, Incorporated and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 99 to the Company’s Current Report on Form 8-K filed July 15, 2005 (File No. 1-09148)).

10.2	First Amendment to Credit Agreement, dated as of December 22, 2006, among The Brink’s Company and Brink’s, Incorporated and ABN AMRO Bank N.V.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: December 22, 2006	By:	/s/ Robert T. Ritter
Robert T. Ritter
Vice President and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.1	Credit Agreement, dated as of July 13, 2005, among The Brink’s Company, BAX Global Inc. and Brink’s, Incorporated and ABN AMRO Bank N.V. (incorporated by reference to Exhibit 99 to the Company’s Current Report on Form 8-K filed July 15, 2005 (File No. 1-09148)).

10.2	First Amendment to Credit Agreement, dated as of December 22, 2006, among The Brink’s Company and Brink’s, Incorporated and ABN AMRO Bank N.V.

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